UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 8, 2007

RIDGEWOOD ELECTRIC POWER TRUST III
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23432	22-3264565
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE 19801	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 8, 2007, management of Ridgewood Electric Power Trust III (the “Trust”) and the Managing Shareholder of the Trust, Ridgewood Renewable Power LLC (the “Managing Shareholder”), concluded that the Trust’s consolidated financial statements included in the Trust’s Quarterly Reports on Form 10-Q for each of the periods beginning with the three-month period ended March 31, 2003 and continuing through the three and nine-month periods ended September 30, 2004 and the Trust’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the United States Securities and Exchange Commission (the “SEC”) (the “Previously Issued Financial Statements”), should no longer be relied upon and the Previously Issued Financial Statements should be restated to conform to generally accepted accounting principles (“GAAP”). The Trust has identified certain errors contained in the Previously Issued Financial Statements, the effects of which management of the Trust currently believes to be material. Management of the Fund is continuing its review of the Previously Issued Financial Statements and as a result of such review, may identify additional errors contained therein.

Although the Trust has not yet finalized the restatements, management of the Trust believes, based upon the financial analysis undertaken to date and after discussion with its current independent registered public accounting firm, that the effects of the restatements on each of the Previously Issued Financial Statements will be material and will reflect, at a minimum, the following changes:

1.           The Trust incorrectly accounted for electricity generated for two of its customers in its Previously Issued Financial Statements. The Trust was provided materials by these customers to produce electricity, which when produced, was sold to these same customers. In its Previously Issued Financial Statements, the Trust recorded the provided materials as a cost of revenues with a corresponding increase to revenues. While not affecting net operating results, the Trust has determined that this accounting is not in accordance with GAAP and that revenues and cost of revenues were overstated by the value of the supplied materials.

For the year ended December 31, 2003, the estimated overstatement of revenues and cost of revenues was approximately $877,000 and for the three-month periods ending March 31, June 30 and September 30 of 2003, the estimated overstatements were approximately $212,000, $187,000 and $229,000, respectively. For the three-month periods ending March 31, June 30 and September 30 of 2004, the estimated overstatements of revenues and cost of revenues were approximately $268,000, $235,000 and $226,000, respectively.

2.           The Trust will change amounts reported in its Previously Issued Financial Statements relating to the recognition of earnings and losses from its 35.7% investment in Ridgewood Providence Partners, LP (“Ridgewood Providence”), which it accounts for using the equity method. Ridgewood Providence restated its financial statements for the year ended December 31, 2003 and its opening retained earnings as of January 1, 2003 to primarily correct for the incorrect amortization of a power purchase agreement and for failing to properly accrue royalty expenses.

For the year ended December 31, 2003, and the three-month periods ending March 31, June 30 and September 30 of 2003, the estimated (negative) impact to the consolidated net results of the Trust as a result of the above adjustments, are approximately ($62,000), ($4,000), ($4,000) and ($4,000), respectively; with a corresponding decrease to the recorded equity investment balance.  For the three-month periods ending March 31, June 30 and September 30 of 2004, the estimated positive/(negative) impact to the consolidated net results of the Trust as a result of the above adjustments are ($4,000), $166,000 and ($11,000), respectively. These adjustments are also expected to reduce the opening equity balance of the Trust at January 1, 2003 by approximately $122,000 with a corresponding reduction in the equity investment balance.

3.           The Trust will correct the method used in the Previously Issued Financial Statements to record the accrual of professional service fees.  In the Previously Issued Financial Statements, the Trust accrued professional accounting service fees in the period to be audited or reviewed rather than during the period in which the services were performed.  The Trust has concluded that such prior treatment is not in accordance with GAAP.  The Trust will make the adjustments necessary to accrue its professional service fees in the period in which the services were performed.

The Trust has not yet completed its evaluation of the amount and materiality of this correction, however, based on the reported net income in its Previously Issued Financial Statements, the Trust believes it may be likely that the impact of correcting this error will be material to one or more of its Previously Issued Financial Statements.

Management of the Trust has discussed with the Trust’s current independent registered public accounting firm the matters disclosed pursuant to Item 4.02(a) of this Current Report on Form 8-K and has notified its prior independent registered public accountants, Perelson Weiner LLP (“Perelson Weiner”), and PricewaterhouseCoopers LLP (“PwC”), of the contents of this Current Report on Form 8-K. Perelson Weiner issued an opinion in connection with the Previously Issued Financial Statements for the year ended December 31, 2003. The Trust’s current independent registered public accounting firm has not yet issued opinions in connection with any of the financial statements it has been engaged to audit. As soon as practical after the date of filing this Current Report on Form 8-K, the Trust intends to file with the SEC appropriate restated financial statements, management’s discussion and analysis and related information, including such financial statements and information relating to the quarterly, three, six and nine month periods, as appropriate, from the period ended March 31, 2003 through the period ended September 30, 2004 and for the year ended December 31, 2003.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than those that are purely historical, are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected materiality, the quantitative effects of the restatement and any anticipated conclusions of the Trust.  Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Trust’s actual results as well as its expectations on materiality, the restatement’s quantitative effects and the effectiveness of its disclosure controls and procedures to differ materially from those in the forward-looking statements. These factors include, without limitation, the risk that additional information may arise from the preparation of the Trust’s financial statements or other subsequent events that would require the Trust to make additional adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       RIDGEWOOD ELECTRIC POWER TRUST III

Date:	October 10, 2007	By:	/s/ JEFFREY H. STRASBERG
		Name:	Jeffrey H. Strasberg
		Title:	Executive Vice President and Chief Financial Officer